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                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549


                                Form 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) September 3, 1998
                    Home Equity Securitization Corp.
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         (Exact name of registrant as specified in its charter)



         North Carolina                333-44409          56-2064715
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 (State or Other Jurisdiction of   (Commission File    (I.R.S. Employer
         Incorporation)                 Number)       Identification No.)

    301 South College Street
    Charlotte, North Carolina                             28202-6001
 (Address of Principal Executive                          ----------
            Offices)                                      (Zip Code)
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   Registrant's telephone number, including area code (704) 374-4868
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                                    No Change
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      (Former name or former address, if changed since last report)

      Item 5.     Other Events


                  Home Equity Securitization Corp. has previously registered the offer and sale of its RBMG Funding Co. Home Equity Loan Trust 1998-1, Asset-Backed Notes, Series 1998-1 (the "Notes").


                  The following exhibit which relates specifically to the Notes is included with this Current Report:


      Item 7(c).  Exhibits


                  10.1 Monthly Payment Date Statement distributed to Noteholders, dated August 25, 1998.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                        HOME EQUITY SECURITIZATION CORP.,
                        as Depositor and on behalf of RBMG Funding Co. Home Equity Loan Trust 1998-1

                        Registrant



                        By:         /S/ WALLACE SAUNDERS
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                           Name:    Wallace Saunders
                           Title:   Assistant Vice President




Dated:  August 31, 1998

                                  EXHIBIT INDEX




Exhibit No.      Description
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Exhibit 10.1.    Monthly Payment Date Statement distributed to Noteholders, dated August 25, 1998